UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION


                                 CURRENT REPORT

                             PURSUANT TO SECTION 14C
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: 17 March, 2003

                        Vector Holdings Corporation, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)





 92240P 20 0                            65-1021346
 -----------                           -----------
(CUSIP Number)            (IRS Employer Identification Number)
-------------------------------------------------------------------------

                                c/o Gino Carlucci
                 1959 South Power Road, Building 103 #327, Mesa,
                    AZ 85206 (Address of principal executive
                                    offices)

                                 (801) 281-0001
                                 --------------
              (Registrant's telephone number, including area code)


                        We Are Not Asking You for A Proxy
                                       AND
                    You Are Requested Not to Send Us a Proxy


Check the appropriate box:
                      [X] Preliminary Information Statement
                      [ ] Confidential, for Use of the Commission Only (a permitted by Rule 14c-5(d)(2)
                      [ ] Definitive Information Statement

                        Vector Holdings Corporation, Inc.
                       -----------------------------------
                (Name of Registrant as Specified in its Charter)





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Payment of Filing Fee (Check the appropriate box):
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

                [ ] No fee required.
                [ ] Fee computed on table below per Exchange Act
                  Rules 14(c)-5(g) and 0-11.
                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange
                  Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.
                [ ] Check box if any part of the fee is offset as
                  provided by Exchange Act Rule 0-11(a)(2) and
                  identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed


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                        Vector Holdings Corporation, Inc.
                    1959 South Power Road, Building 103 #327
                               Mesa, Arizona 85206

                       Notice of Action by Written Consent
          of a Majority of the Shareholders of Outstanding Common Stock
                          to be taken on April 22, 2003

To the Stockholders of Vector Holdings Corporation, Inc.

Notice is hereby given that Vector Holdings Corporation, Inc. ("Vector") proposes that it will restate its Articles of Incorporation. They will provide for specific authority for the Board of Directors of Vector to carry out forward and reverse splits of all classes of Vector's stock.

Only stockholders of record at the close of business on March 1, 2003 shall be given Notice of the Action by Written Consent. Vector will not solicit proxies.

      By Order of the Board of Directors


      /s/ Gino Carlucci
      --------------------
      Gino Carlucci, President



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This information statement is being furnished to all holders of the common stock of Vector in connection with the Proposed Action by Written Consent to restate the Articles of Incoporation, which will provide for specific authority for the Board of Directors of Vector to carry out forward and reverse splits on the common stock of Vector.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Vector Holdings Corporation, Inc., a Nevada Company ("Vector"), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Vector providing for the restatement of the Articles of Incorporation , which will provide for specific authority for the Board of Directors of Vector to carry out forward and reverse splits of the stock of Vector. This restatement of the Articles of Incorporation is being effected as a result of recent changes in the Nevada Revised Satutes which provide specific guidance with respect to the board's authority to effect reverse or forward splits of Vector's shares of common stock. The restatement of the Articles of Incorporation will provide the board of directors with flexibility in effecting splits of Vector's shares of common stock.

The Board of Directors and a person owning the majority of the outstanding voting securities of Vector have unanimously adopted, ratified and approved the proposed restatement of Vector's Articles of Incorporation. No other votes are required or necessary. See the caption "Vote Required for Approval" below. The restatement will be effected on April 22, 2003.

The Form 10-QSB for quarterly period ended September 30, 2002, filed by Vector with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commissions web site at www.sec.gov in the Edgar Archives. Vector is presently current in the filing of all reports required to be filed by it. See the caption Additional Information, below.

                        DISSENTEER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes (the Nevada Law) do not provide for dissenter's rights in connection with the proposed restatement of the Articles of Incorporation.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on March 1, 2003 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, Vector had issued and outstanding 64,361,955 shares of $0.001 par value common stock. One shareholder holds a controlling interest equaling sixty three percent (63%) shares of the $0.001 par value common stock of Vector as of the record date, representing more than a majority of Vector's outstanding common stock. The shareholder Diversified Holdings X, Inc. has consented to the action required to adopt the restatement of Vector's Articles of Incorporation. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.


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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth certain information concerning the ownership of Vector's common stock as of March 1, 2003, with respect to: (i) each person known to Vector to be the beneficial owner of more than five percent of Vector's common stock, (ii) all directors, and (iii) directors and executive officers of Vector as a group. The note accompanying the information in the table below is necessary for a complete understanding of the figures provided. As of March 1, 2003 there were 64,361,955 shares of common stock issued and outstanding.


      Title of Class                  Name & Address of                 Amount and Nature of        Percent of class
      --------------                  -----------------                 --------------------        ----------------
                                      Beneficial Owner                  Beneficial Ownership
-------------------------- --------------------------------------- ------------------------------ ---------------------
       Common Stock             Diversified Holdings X, Inc.           (1) 40,051,430 Direct               63%
    ($0.001 par value)          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
-------------------------- --------------------------------------- ------------------------------ ---------------------
       Common Stock                     Gino Carlucci                            0                        0.00
    ($0.001 par value               1959 South Power Road
                               Building 103, #327
                               Mesa, Arizona 85206
-------------------------- --------------------------------------- ------------------------------ ---------------------
       Common Stock                    Dennis Thompson                           0                        0.00
    ($0.001 par value                  #10 Dairy Road
                                 Poca, WV 25159
-------------------------- --------------------------------------- ------------------------------ ---------------------

 (1) Mr. Surber is a President of Diversified Holdings X, Inc. and may be deemed to indirectly control theVector shares owned by Diversified Holdings X. Inc.



                           VOTE REQUIRED FOR APPROVAL

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada Company may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Vector and a person owning and having voting power in excess of 50% of the outstanding voting securities of Vector have adopted, ratified and approved the proposed restatement of the Articles of Incorporation of Vector .(see the heading AVoting Securities and Principal Holders Thereof above). No further votes are required or necessary to effect the proposed restatement.

The securities that would be entitled to vote if a meeting was required to be held to adopt the restatement of the Articles of Incorporation of Vector consist of issued and outstanding shares of Vector's $0.001 par value common voting stock outstanding on the record date, March 1, 2003..



                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                      PROXY


                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed restatement of the Articles of Incorporation of Vector or in any action covered by the related resolution adopted by the Board of Directors, which is not shared by all other stockholders.

                                              ADDITIONAL INFORMATION

Additional information concerning Vector , including its annual and quarterly reports on Forms 10-KSB and 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.


Dated: March 17, 2003



           By Order of the Board of Directors



           /s/ Gino Carlucci
           Gino Carlucci, President


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                                    Exhibit A

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                        Vector Holdings Corporation, Inc.
                             (a Nevada corporation)

                  Pursuant to Section 78.403 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Vector Holdings Corporation, Inc. under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment of the Articles of Incorporation for the above-named company (hereinafter referred to as "Vector"):

                  Pursuant to the provisions of Section 78.320 the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of Vector.

                  FIRST, The Articles of Incorporation of Vector were first filed and approved by the Office of the Secretary of the State of Nevada on December 23, 1998:

                  SECOND, The Restated Articles of Incorporation of Vector were adopted by 40,051,430 shares or 63% of the 64,361,955 issued and outstanding shares of common stock entitled to approve such restatements.

                  THIRD, Article V of the Articles of Incorporation of Vector is amended and stated in its entirety to read as follows:

                  FIFTH. The Board of Directors shall have the authority, by resolution or resolutions at any time or from time to time after the Issuance Date to fix a record date for the effectuation of a forward or reverse split of the issued and outstanding shares of Common Stock. In accordance with NRS
                  78.2055 shareholder approval shall not be required. Also in accordance with NRS 78.207 Vector will not be required to reduce or increase its authorized shares in a corresponding ratio in the event of a reverse or forward split

                  THEREFORE BE IT RESOLVED, that the Board of Directors hereby approves the execution and carrying out of the Restatement of the Articles of Incorporation for Vector.


         Dated this 17th day of March 2003


         /s/ Gino Carlucci
         Gino Carlucci, Director


         /s/ Dennis Thompson
         Dennis Thompson, Director



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                                    Exhibit B
                        Consent of a Majority Shareholder
                                       OF
                        Vector Holdings Corporation, Inc.
                             (a Nevada corporation)


                  The undersigned, representing a majority of the shareholders of Vector Holdings Corporation, Inc. ("Vector") as of March 1st 2003, hereby consents to and authorizes the following action effective April 22, 2003.

                  Pursuant to Section 78.403 of the Nevada Revised Statutes, the undersigned, desiring to restate the Articles of Incorporation of Vector Holdings Corporation, Inc. under the laws of the State of Nevada, does hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Restatement of the Articles of Incorporation of Vector.

                  Pursuant to the provisions of Section 78.320 the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of Vector.

                  WHEREAS, The Articles of Incorporation of Vector were first filed and approved by the Office of the Secretary of the State of Nevada on December 23, 1998:

                  WHEREAS, The Restated Articles of Incorporation of Vector were adopted by 40,051,430 shares or 63% of the 64,361,955 issued and outstanding shares of common stock entitled to approve such restatements.

                  THEREFORE BE IT RESOLVED, that the majority shareholder hereby approves the carrying out of the Restatement of the Articles of Incorporation for Vector and notice thereof being provided to shareholders.


         Dated this 17th March 2003




         Richard Surber, President
         Diversified Holdings X, Inc.





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